John Hancock Investment Trust III

John Hancock Greater China Opportunities Fund (the fund)

Supplement dated August 20, 2019 to the current Summary Prospectus

The summary prospectus that was filed with the U.S. Securities and Exchange Commission (the SEC) under the Securities Act of 1933, as amended, on August 1, 2019, accession no. 0001133228-19-004982 on EDGAR form type 497K (the 497K) on behalf of the fund was erroneously filed. The fund was previously liquidated as disclosed in a supplement filed with the SEC on March 28, 2019, accession no. 0001133228-19-001763. No shares of the fund were offered, and no securities were sold in connection with the 497K.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.